EXHIBIT 99.13

Equity One 2003-4


                                                          ---------------------------------
EquityOne2003-4Term                                       Class AF2   2.642%
                                                          ---------------------------------

----------------------------------------------------------------------------------------------------------------------------
    Tsy BP      Security                                       Security                    WAL Change          Pct Change
    Shift          PPC      WAL                                  Yield           Price        actual     Max     actual
----------------------------------------------------------------------------------------------------------------------------
     -300          115        1.75                              -0.439          105.2235       -0.24        -6    5.22
     -200          110        1.82                               0.561          103.5913       -0.17        -6    3.59
     -100          105        1.90                               1.561          101.8516       -0.09        -6    1.85
      0            100        1.99                               2.561          100.0000         0                  0
     100           95         2.10                               3.561            98.0123      0.11          4    -1.99
     200           90         2.24                               4.561            95.8287      0.25          4    -4.17
     300           85         2.38                               5.561            93.4563      0.39          4    -6.54

                                                          ---------------------------------
                                                          Class AF3   3.301%
                                                          ---------------------------------

----------------------------------------------------------------------------------------------------------------------------
    Tsy BP      Security                                       Security                    WAL Change          Pct Change
    Shift          PPC      WAL                                  Yield           Price        actual     Max     actual
----------------------------------------------------------------------------------------------------------------------------
     -300          115        2.45                              -0.389          108.8503       -0.53        -6    8.85
     -200          110        2.60                               1.242          105.0522       -0.38        -6    5.05
     -100          105        2.79                               2.242          102.6568       -0.19        -6    2.66
      0            100        2.98                               3.242          100.0000         0                  0
     100           95         3.18                               4.242            97.0936       0.2          4    -2.91
     200           90         3.39                               5.242            93.9459      0.41          4    -6.05
     300           85         3.62                               6.759            89.0172      0.64          4   -10.98

100 PPC
Fixed:  22 HEP
Arm: 28 CPR


Swap Rates
Mat      1MO      3MO      6MO      1YR      2YR      3YR      4YR      5YR
Yld 1.120000 1.150000 1.185000 1.366250 2.012000 2.642500 3.160000 3.585500

     6YR       7YR      8YR      9YR     10YR     15YR  20YR     30YR
3.915000  4.186000 4.405000 4.585000 4.725500 5.232000 5.452000 5.530500

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